ALLMERICA SELECT SEPARATE ACCOUNT OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                      ALLMERICA SELECT SEPARATE ACCOUNT OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                 SUPPLEMENT TO PROSPECTUSES DATED JULY 22, 2002

                                     * * *

As of September 6, 2002, the Annual Step-Up with 5% Yield Enhanced Death Benefit Rider (Form number 3311-02), which was formerly only available in the state of Texas, is no longer available.

As of September 6, 2002, the Annual Step-Up with 5% Yield Enhanced Death Benefit Rider (Form number 3312-02), which was formerly not available in the state of Texas, is now available in the state of Texas.

                                     * * *

The first two paragraphs of Footnote (1) under the sub-heading (3) ANNUAL UNDERLYING FUND EXPENSES under the caption SUMMARY OF FEES AND CHARGES are deleted in their entirety and replaced with the following:

(1) Effective May 1, 2002, each Fund has adopted a Plan of Distribution and Service under Rule 12b-1 of the 1940 Act ("12b-1 Plan") that permits the Funds to pay marketing and other fees to support the sale and distribution of the Fund's shares and certain services to investment accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25% of a Fund's average daily net assets. The 12b-1 Plan has been implemented at an initial rate of 0.15% of average daily net assets. The expenses in the table have been restated as if the 12b-1 Plan had been in effect throughout 2001.

     Through December 31, 2002, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund and AIT Government Bond Fund, and 0.60% for AIT Equity Index Fund and AIT Money Market Fund.

     The actual Total Operating Expenses of the funds were less than their respective expense limitations throughout 2001. However, the expenses in the table have been restated as if the 12b-1 Plan had been in effect throughout 2001. If the 12b-1 Plan had been in effect throughout 2001, and absent any voluntary waiver or reimbursement, the Management Fees and Total Fund Expenses for the AIT Select Strategic Growth Fund would have been 0.85% and 1.29%, respectively, and for the AIT Select Strategic Income Fund would have been 0.58% and 1.12%, respectively.

                                     * * *

The second paragraph under the caption ELECTING THE ANNUITY DATE, under ANNUITIZATION - THE PAYOUT PHASE is amended in its entirety to read as follows:

If the Owner does not select an Annuity Date, the default Annuity Date will be
(a) one month before the Owner's 85th birthday (for Contracts issued prior to or on age 76) or (b) the issue date plus 10 years (for Contracts issued after age
76). In no event will the default Annuity Date be later than the latest possible Annuity Date. If there are joint Owners, the age of the younger will determine the default Annuity Date. In New York, if there are joint Owners, the age of the older will determine the default Annuity Date.

                                     * * *

The following paragraph is added after "MARKET VALUE ADJUSTMENT" under GUARANTEE PERIOD ACCOUNTS:

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company will then compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that the value in the Guarantee Period Account on the last day of the Guarantee Period will equal the amount of the initial payment, LESS ANY CONTRACT FEES OR CHARGES THAT ARE APPLICABLE TO THE GUARANTEE PERIOD ACCOUNTS. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "PAYMENTS" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

                                     * * *

The last paragraph in the following sections under APPENDIX B - OPTIONAL ENHANCED DEATH BENEFIT RIDERS is amended in its entirety to read as follows:

- 3(B). ANNUAL STEP-UP WITH 5% YIELD ENHANCED DEATH BENEFIT RIDER (FORM 3311-02 -TEXAS ONLY)

-   6.    ANNUAL STEP-UP WITH 7% YIELD ENHANCED DEATH BENEFIT RIDER
          (FORM 3314-02)

Subject to certain restrictions and conditions, the Owner may establish a systematic withdrawal program that is designed to allow withdrawals of up to 7% of the initial payment and preserve a death benefit under this Rider equal to payments. For more information on this program, please contact the Company or your registered representative.

                                     * * *

The last section entitled "TERMINATING THE EER" under APPENDIX C - OPTIONAL ENHANCED EARNINGS RIDER is amended in its entirety to read as follows:

TERMINATING THE EER

Once the EER is chosen, it cannot be discontinued unless the underlying contract is surrendered, annuitized, or a death benefit is payable. The EER will terminate on the earliest of the following:

1.       the Annuity Date;

2.       the date the Contract is surrendered;

3. the date the Company determines a death benefit is payable, if the Contract is not continued by the deceased Owner's spouse;

4. the date that the deceased Owner's spouse, who is also the sole beneficiary, continues the Contract but elects to terminate the EER; or

5. if the deceased Owner's spouse, who is also the sole beneficiary, continues the Contract and the EER, then the date the Company determines a death benefit is payable upon the death of the new Owner.

If (1) the payment of the death benefit is deferred under the Contract or (2) the deceased owner's spouse, who is also the sole beneficiary, continues the Contract but elects to terminate the EER, then the amount of the EER benefit will be applied to the Contract through an allocation to the Sub-Account investing in the AIT Money Market Fund and the Rider will terminate.

The EER may not be available in all states. The Company may discontinue offering the EER at any time.

                                     * * *


SUPPLEMENT DATED SEPTEMBER 6, 2002





AFLIAC/FAFLIC Allmerica Optim-L